REPUBLIC FUNDS TRUST
       Class A Shares, Class B Shares, Class C Shares, and Class Y Shares

                       SUPPLEMENT DATED November 23, 1999
                       to Prospectuses dated March 1, 1999
                         and Supplemented April 19, 1999

                              Republic Equity Fund
                      Republic New York Tax-Free Bond Fund


Under  "Fund   Administrator"   on  page  22  of  the  Statement  of  Additional
Information, the first paragraph, second sentence should read as follows:

     "For these services and facilities, BISYS receives from the Fund fees payable monthly at an annual rate equal to 0.10% of the first $1 billion of the Fund's average daily net assets, 0.08% of the next $1 billion of such assets, and 0.07% of such assets in excess of $2 billion."